Discontinued operations	12 Months Ended
Mar. 27, 2021
Discontinued Operations and Disposal Groups [Abstract]
Discontinued operations

17.	Discontinued operations
The Company considers a component to be classified as discontinued operations when it meets the criteria established under GAAP related to reporting discontinued operations and disclosures of disposals of components of the Company. The disposal of such components that represents a strategic shift that should have or will have a major effect on the Company’s operations and financial results qualify as discontinued operations. The results of discontinued operations are reported in discontinued operations in the consolidated statements of operations for current and prior periods commencing in the period in which the business meets the criteria of an asset held for sale and discontinued operation, and will include any gain or loss recognized on closing or adjustment of the carrying amount to fair value less cost to sell.
On August 11, 2017, the Company entered into a stock purchase agreement with Aurum to sell its wholly-owned subsidiary, Mayors, which operated in Florida and Georgia and was engaged primarily in luxury timepieces and jewelry retail activities. The sale was completed on October 23, 2017. Accordingly, any related activities remaining of Mayors have been segregated and classified as discontinued operations in the consolidated statements of operations and cash flows for all periods presented. In fiscal 2020, the Company incurred related costs of approximately $0.6 million associated with a sales tax audit, stay bonuses and termination fees for cancelling agreement contract, which have been allocated to the results of discontinued operations. In fiscal 2019, the Company incurred related costs of approximately $0.9 million, in addition to recognizing a net operating expense recovery of approximately $0.5 million as part of the transition services agreement with Aurum which has been allocated to the results of discontinued operations. No costs were incurred in fiscal 2021 related to this discontinued operation.

The following table presents the net income from discontinued operations for the year ended March 28, 2020, and March 30, 2019. There is no table for the year ended March 27, 2021 since there was no income or costs:

	March 28, 2020	March 30, 2019
Net sales	$—	$—
Cost of sales	—	—

Gross profit	—	—

Selling, general and administrative expenses	552	381
Restructuring charges	—	—
Depreciation and amortization	—	—

Total operating expenses	552	381

Operating (loss) income	(552)	(381)
Interest and other financial costs	—	—
Debt extinguishment charges	—	—

(Loss) income before taxes	(552)	(381)
Income tax expense (benefit)	—	—

(Loss) income from discontinued operations, net of taxes	(552)	(381)
Gain on disposal, net of taxes	—	—

Net (loss) income from discontinued operations	$(552)	$(381)

Weighted average common shares outstanding:
Basic	17,968	17,961
Diluted	17,968	17,961
Net (loss) income from discontinued operations per common share:
Basic	$(0.03)	$(0.02)
Diluted	$(0.03)	$(0.02)